EX 99.2 FIRST QUARTER 2020 EARNINGS PRESENTATION April 23, 2020

DISCLAIMER Important note regarding forward-looking statements: Statements made in this presentation which are not purely historical are forward-looking statements, as defined in the Private Securities Litigation Reform Act of 1995. This includes any statements regarding management’s plans, objectives, or goals for future operations, products or services, and forecasts of its revenues, earnings, or other measures of performance.  Such forward-looking statements may be identified by the use of words such as “believe,” “expect,” “anticipate,” “plan,” “estimate,” “should,” “will,” “intend,” "target," “outlook” or similar expressions.  Forward- looking statements are based on current management expectations and, by their nature, are subject to risks and uncertainties. Actual results may differ materially from those contained in the forward-looking statements. Factors which may cause actual results to differ materially from those contained in such forward-looking statements include those identified in the Company’s most recent Form 10-K and subsequent SEC filings, and such factors are incorporated herein by reference.   Non-GAAP Measures This presentation includes certain non-GAAP financial measures. These non-GAAP measures are provided in addition to, and not as substitutes for, measures of our financial performance determined in accordance with GAAP. Our calculation of these non-GAAP measures may not be comparable to similarly titled measures of other companies due to potential differences between companies in the method of calculation. As a result, the use of these non-GAAP measures has limitations and should not be considered superior to, in isolation from, or as a substitute for, related GAAP measures. Reconciliations of these non-GAAP financial measures to the most directly comparable GAAP financial measures can be found at the end of this presentation. 2

COVID-19 RESPONSE Associated supports its Customers, Colleagues and Communities during these challenging times ▪ Funded over 3,600 loans totaling nearly $900 million as part of the Paycheck Protection Program ▪ Consumers: suspended certain transaction and late fees; initiated consumer and mortgage loan payment deferral and credit card payment relief programs; suspended foreclosures and repossessions Customers ▪ Small Businesses: initiated loan payment deferral and credit card payment relief programs; suspended certain loan late fees ▪ Associated was one of the first banks to transition to primarily online, mobile and drive-through service with its lobbies available by appointment only; suspended operations at 29 branches without drive-throughs ▪ About 3,200 colleagues (~68% of workforce) working from home Colleagues ▪ Associated is continuing to pay colleagues whose work is affected by changes to its services and is offering bonus payments to employees whose work requires them to be in company facilities ▪ The company has also expanded its leave policies to accommodate personal or family health circumstances caused by COVID-19 ▪ Donated $150,000 to local United Way chapters in Wisconsin, Illinois and Minnesota to fund community- based programs ▪ A commitment of $50,000 each to the Give to MKE Responds Fund, the Chicago Community COVID-19 Communities Response Fund and the Minnesota Disaster Recovery Fund (MDRF) to assist with housing and small business relief efforts 3

FIRST QUARTER 2020 UPDATE Associated funded a record volume of loans to assist its customers while remaining strong, with substantial liquidity and capital to continue this support Net income available to common equity of $42 million, or $0.27 per common share, or $0.28 per common share excluding acquisition related costs1 ▪ Significant volume of loans and ▪ Common equity Tier 1 ratio of 9.36% Supported deposit inflows as we assisted Customers customers build cash reserves Maintained ▪ Repurchased $71 million of common With Our Solid Capital stock in 1Q20; share repurchase ▪ Total loans increased by $1.5 billion program suspended March 13, 2020 Balance Levels 2 ▪ Total deposits increased by $1.9 Sheet billion ▪ Net interest margin increased ▪ CECL implemented on 1/1/20 with modestly from 4Q 2019 Day 1 increase to allowance for credit losses of $131 million Defended ▪ With the First Staunton acquisition, Our Net our funding base improved as EOP Implemented ▪ 1Q20 provision (Day 2 CECL) of $53 Interest core deposits increased to 58% of CECL million driven by elevated loss Margin total deposits expectations related to pandemic ▪ Interest-bearing deposit costs ▪ 1Q20 net charge offs of $17 million; decreased 19 basis points from NCOs were 29 bps of avg total loans 4Q 2019 1This is a non-GAAP financial measure. See Appendix for a reconciliation of non-GAAP financial measures to GAAP financial measures. 21Q 2020 end of period (EOP) balances compared to 4Q 2019 EOP balances. 4

LOAN PORTFOLIO - QUARTERLY TRENDS Average Quarterly Loans Average Net Loan Change (from 4Q19) ($ in billions) ($ in millions) $23.4 Residential mortgage $237 $23.1 $23.3 $22.8 $23.3 Power & utilities $133 $8.4 $8.6 $8.5 $8.4 $8.2 General commercial $107 REIT $85 Total commercial & business loans: +$172 million CRE construction $83 (+2%) $8.4 $8.4 $8.3 $8.2 $8.4 CRE investor $51 $(18) Home equity & other consumer $1.2 $1.2 $1.3 $1.2 $1.2 $(72) Oil & gas $5.1 $5.1 $5.2 $5.2 $5.3 $(82) Mortgage warehouse 1Q 2019 2Q 2019 3Q 2019 4Q 2019 1Q 2020 Commercial real estate Residential mortgage Home equity & other consumer Commercial & business lending 5

LOAN PORTFOLIO TRENDS EOP Loan Change1 4Q19 to 1Q20 Loan Change1 from 3/31/20 to 4/21/20 ($ in millions) ($ in millions) Paycheck General commercial $627 Protection $896 Program Mortgage warehouse $325 REIT $26 CRE investor $244 CRE $15 REIT $198 Total commercial & business loans: Other commercial & CRE construction $124 +$1.2 billion 2 $12 (+14%) business lending Power & utilities $50 $(11) Home equity & other consumer $(5) Residential mortgage $(27) Residential mortgage $(12) Home equity & other consumer $(23) Oil & gas $(66) Mortgage warehouse 1Excludes loans held for sale. 2 Commercial and business lending excluding mortgage warehouse and REIT loans. 6

COVID-19 RELIEF

Data as of April 21, 2020

We utilized the PPP and initiated our COVID-19 Relief Program to help our customers overcome challenges related to the pandemic

PPP Highlights

- Originated over **3,600 loans** totaling nearly **$900 million**
- PPP borrowers employ nearly **90,000 people**
- Fully fund PPP loans by drawing from the **Federal Reserve PPP Lending Facility**
- Anticipate most PPP loans will be **forgiven by the SBA** in 3Q 2020

Balance Segmentation	Loans	Amount of Loans
>= $2MM	96	$325MM
=< $2MM and > $350K	427	$349MM
<= $350K	3,102	$222MM
Total	**3,625**	**$896MM**

Loan Deferrals & Modifications[1]

Loan Deferrals

- $733 million (1,451 loans) including:
  - Commercial Real Estate
    - $265 million (24 loans) Corporate CRE
    - $38 million (94 loans) Regional/Business Banking
  - Commercial & Business Lending
    - $133 million (64 loans) Corporate Banking
    - $46 million (355 loans) Business Banking
  - $250 million (914 loans) of residential mortgage and consumer loans[2]

Fee Waivers

- Approximately $415,000 in fees waived or refunded for consumers and small businesses during first 30 days of our COVID-19 Relief Program

[1] Includes approved and completed modifications as of April 21, 2020.
[2] We have also approved deferrals on $151 million of loans in our mortgage portfolio serviced for others, representing approximately 1.7% of that portfolio.

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KEY COMMERCIAL LOAN EXPOSURES ($ IN MILLIONS) AS OF 3/31/2020 % of total C&BL Utilization CRE Utilization Total loans Retailers/Shopping Centers1 Retailers $ 149.7 81% $ 527.5 91% $ 677.2 2.78% Retail REITs 303.9 67% 148.7 100% 452.6 1.86% Subtotal 453.6 71% 676.1 93% 1,129.8 4.64% Oil & Gas Texas E&P2 231.2 65% — —% 231.2 0.95% Other E&P 235.1 70% — —% 235.1 0.97% Subtotal 466.4 68% — —% 466.4 1.91% Hotels, Amusement & Related Hotels 1.3 98% 215.8 72% 217.1 0.89% Parking Lots and Garages 23.2 76% 69.5 87% 92.7 0.38% Casinos 30.7 100% — —% 30.7 0.13% Recreation & Entertainment 25.0 52% 7.4 99% 32.4 0.13% Movie Theaters 22.6 99% — —% 22.6 0.09% Subtotal 102.8 77% 292.7 76% 395.5 1.62% Restaurants Full-Service Restaurants 82.2 90% 12.8 100% 95.1 0.39% Limited-Service Restaurants 14.6 93% 9.7 100% 24.2 0.10% Subtotal 96.8 90% 22.5 100% 119.3 0.49% Transportation & Other Transportation Services 54.4 86% 0.1 100% 54.5 0.22% Fracking Sand Mining 26.6 61% — —% 26.6 0.11% Subtotal 81.0 76% 0.1 1% 81.1 0.33% Total $ 1,200.6 72% $ 991.4 87% $ 2,192.0 9.00% 1Retailers primarily anchored by grocery excluded 2Includes Permian, South Texas & Eagle Ford, and East Texas/North LA/AR 8

CECL UPDATE CECL Adopted in 1Q 2020 Allowance by Portfolio ▪ Allowance for credit losses on loans (ACLL) • Reserves on oil & increased $171 million, or 76%, at the end of 1Q gas increased $64 Total consumer Comm. & bus. 2020 from 4Q 2019 million 22% lending - excluding oil & gas ▪ Assumptions based on Moody's Baseline • Moody's Baseline at 31% scenarios (as of January 1st and March 27th) March 27th plus additional oil & gas Commercial ▪ Net, after-tax, reduction in equity of $98 million and key commercial real estate lending Commercial loan exposures ▪ Increase over previous CECL guidance due to 27% loans - oil & gas additional probable TDR loans 20% Day 1 Net 1Q ACLL1 CECL Reserve ACLL2 ACLL2 / Loan category 12/31/19 Adoption2 Build2 3/31/2020 Loans Commercial and business lending - excluding oil & gas $100,422 -$8,218 $29,581 $121,785 1.35% Commercial loans - oil & gas 13,226 55,460 8,870 77,557 16.63% Commercial real estate lending 73,662 27,930 6,643 108,235 1.94% Total consumer 35,968 55,975 -5,450 86,493 0.93% Total $223,278 $131,147 $39,644 $394,069 1.62% ($'s in thousands) 1Includes ALLL and the allowance for unfunded commitments. 2Includes funded and unfunded reserve for loans, excludes reserve for HTM securities. 9

CREDIT QUALITY - QUARTERLY TRENDS ($ IN MILLIONS) Potential Problem Loans Nonaccrual Loans $241 $234 $167 $27 $156 $166 $67 $129 $137 $161 $63 $118 $4 $133 $51 $29 $43 $36 $23 $32 $215 $167 $161 $101 $118 $105 $104 $93 $95 $109 1Q 2019 2Q 2019 3Q 2019 4Q 2019 1Q 2020 1Q 2019 2Q 2019 3Q 2019 4Q 2019 1Q 2020 Oil and gas All other loans Oil and gas All other loans Net Charge Offs ACLL2 to Total Loans / Oil and gas loans 16.63% $20 $17 $13 $14 $9 $21 $7 $10 $10 3.87% 3.83% 1.59% 2.69% $4 $8 1.13% 1.10% 1.04% 0.98% 1.62% $4 $4 $4 1Q 2019 2Q 2019 3Q 2019 1 4Q 2019 1Q 2020 1Q 2019 2Q 2019 3Q 2019 4Q 2019 1Q 2020 Oil and gas All other loans Oil and gas ACLL / Oil and gas loans ACLL / Loans 13Q 2019 included a net recovery of $1 million for all other loans. 10 2ACLL figure does not include ~$61,000 for HTM securities in 1Q20.

DEPOSIT PORTFOLIO - QUARTERLY TRENDS Average Quarterly Deposits EOP Deposit Change (from 4Q19) ($ in billions) ($ in millions) $25.1 $25.2 Interest-bearing demand $708 $24.6 $24.1 $24.3 Noninterest-bearing demand $657 $5.3 $5.0 $5.1 $5.5 $5.5 Network transaction deposits $396 Savings $298 $4.7 $5.0 $5.5 Time deposits $11 $5.1 $5.3 $(186) Money market $2.1 $2.3 $2.6 $2.7 $2.9 EOP Low-cost Deposit Mix Trend 58% $7.4 $7.1 55% 56% $6.9 49% 52% $6.6 $6.5 24% 23% 23% 21% 21% $3.1 $3.5 $3.1 21% 21% 23% $2.7 $2.6 19% 21% $2.2 $2.0 $1.8 $1.4 $1.4 9% 10% 11% 12% 12% 1Q 2019 2Q 2019 3Q 2019 4Q 2019 1Q 2020 1Q 2019 2Q 2019 3Q 2019 4Q 2019 1Q 2020 Network transaction deposits Money market Interest-bearing demand Time deposits Savings Noninterest-bearing demand 11

LIQUIDITY MEASURES Liquidity Highlights Wholesale Funds2 / Total Assets ▪ Liquidity remains abundant with $11 billion of funding available from FHLB Chicago, Fed funds lines, 18.8% unencumbered securities and the Discount Window ▪ Fully fund Paycheck Protection Program loans through 16.9% the Federal Reserve PPP Lending Facility 16.4% 16.5% 16.1% ▪ Loan to deposit ratio of 95% is within seasonal first quarter range ▪ Wholesale funds / total assets ratio is stable 1Q 2019 2Q 2019 3Q 2019 4Q 2019 1Q 2020 1 Funding Availability ($ in billions) EOP Loan to Deposit Ratio FHLB Chicago $6.0 98% Fed funds lines available $1.9 96% 96% 95% 94% Unencumbered securities available for repurchase or sale $1.8 92% 91% 90% Fed Discount Window $1.3 89% Total $11.0 1Q 2Q 3Q 4Q Historical Quarter-end Range 2014 - 2020 2020 Historical Quarter-end Range 2014 - 2019 1As of March 31, 2020. Does not include funds available to Associated through the Paycheck Protection Program Lending Facility. 2Wholesale funds includes FHLB advances, net Fed funds, institutional money markets, brokered CDs, commercial paper, senior debt, sub-debt and other long-term 12 funding.

NET INTEREST INCOME AND MARGIN TRENDS Net Interest Income & Net Interest Margin Average Monthly Yields ($ in millions) 4.72% 4.49% 4.44% 4.41% 4.43% 2.90% 2.88% 2.81% 2.83% 2.84% 4.19% 4.26% 4.18% 4.05% 3.97% 3.87% 3.65% 3.35% 3.38% 3.37% $216 $214 3.21% 3.25% 3.24% 2.89% $206 2.86% 2.82% 2.87% 2.86% 2.82% $203 $200 1.30% 1.20% 1.17% 1.17% 1.18% 0.86% 1.06% 0.96% 0.91% 0.90% 0.91% 0.57% 1Q 2019 2Q 2019 3Q 2019 4Q 2019 1Q 2020 Oct 2019 Nov 2019 Dec 2019 Jan 2020 Feb 2020 Mar 2020 Commercial real estate ▪ March NIM increased to 2.89% driven by higher Investments and other loans commercial loan volumes, LIBOR - Fed funds expansion and interest-bearing deposit cost Commercial & business Total interest-bearing liabilities reductions lending loans Total residential Total interest-bearing mortgage loans deposits 13

NONINTEREST INCOME - QUARTERLY TRENDS ($ IN MILLIONS) Noninterest Income Gross Mortgage Banking Income $15 $11 $101 $9 $96 $98 $(9) $7 $91 $93 $5 $11 $9 $7 $5 $6 1Q 2019 2Q 2019 3Q 2019 4Q 2019 1Q 2020 Mortgage banking, net MSR Impairment $15 $15 $17 $16 $15 Capital Markets Fees $20 $21 $21 $8 $8 $21 $22 $5 $4 $3 $25 $23 $21 $20 $23 1Q 2019 2Q 2019 3Q 2019 4Q 2019 1Q 2020 1Q 2019 2Q 2019 3Q 2019 4Q 2019 1Q 2020 Insurance commissions Service charges and deposit account fees Wealth management fees Other 14

NONINTEREST EXPENSE TRENDS ($ IN MILLIONS) Noninterest Expense EOP Branch Count and Average FTE1 $204 $198 $201 $2 $1 $192 $4 $192 $1 $2 4,782 $76 $82 4,696 $71 $71 $76 4,660 4,666 4,631 247 248 248 249 233 29 $120 $123 $123 $121 $114 220 1Q 2019 2Q 2019 3Q 2019 4Q 2019 1Q 2020 1Q 2019 2Q 2019 3Q 2019 4Q 2019 1Q 2020 Personnel Other Acquisition related costs EOP branches Average full-time employee Temporarily closed branches 1Includes Huntington acquired branches in 2Q 2019 and full-quarter effect of additional staffing requirements from the Huntington acquisition in 3Q 2019. 15

CUSTOMER ACTIVITY UPDATE Average Daily Branch Average Monthly Mobile Average Daily Customer Activity1 Banking Sessions Per User2 Care Calls3 Our mid-April branch activity ...as our customers ramped ...and call volume grew 32% declined 17% from January... up mobile sessions by as we increasingly interacted 86%... with customers through non-branch channels 24 5.5 30 4.8 4.7 29 18 4.2 27 15 25 13 Jan 2020 Feb 2020 Mar 2020 Apr 2020 Jan 2020 Feb 2020 Mar 2020 Apr 2020 Jan 2020 Feb 2020 Mar 2020 Apr 2020 1Average daily branch transactions displayed in thousands; April 2020 data is through April 12, 2020. 2Average monthly sessions per mobile consumer user; April 2020 data is through April 12, 2020. 16 3Average daily call center calls displayed in thousands; February volume was elevated due to the Staunton acquisition; April 2020 data is through April 14, 2020.

STRONG CAPITAL POSITION Highlights Capital Ratio Walkdowns1 0.05% ▪ Strong asset growth and the First Staunton acquisition 0.21% moderated capital ratios during 1Q 2020 (0.23)% (0.47)% (0.41)% ▪ Election to utilize modified CECL transition mitigated CECL impact to regulatory capital; CECL negatively impacted TCE ratio 10.21% 2 Common Equity Tier 1 Ratio 9.36% ▪ Expect CET1 ratio to grow over balance of 2020 ▪ Regulatory capital ratios not expected to be impacted by PPP 0.28% Regulatory Capital Ratios as of 3/31/20 (0.32)% (0.19)% (0.26)% (0.32)% Common Equity Tier 1 Capital 4.50% 4.86% 9.36% 7.71% 3 Tangible Common Equity Ratio 6.90% Tier 1 Capital 6.00% 4.35% 10.35% Total Capital CECL 8.00% 4.56% 12.56% 4Q 2019 1Q 2020 Loan Growth Staunton Acquisition Capital Distributions Regulatory minimums Buffer Earnings, AOCI & Other 1Capital distributions include share repurchases and common stock dividends. 2CET1 CECL adoption impact includes modified transition amount. 3Tangible common equity / tangible assets. This is a non-GAAP financial measure. See Appendix for a reconciliation of non-GAAP financial measures to GAAP 17 financial measures.

2020 OUTLOOK We are withdrawing our prior guidance due to extraordinary economic uncertainty. We expect to update our guidance as conditions become more clear. ▪ Maintain loan to deposit ratio ▪ Anticipate noninterest under 100%, excluding PPP expense run rate to be flat from Q1 through the ▪ Target investments / total remainder of 2020 Balance Sheet assets ratio of 15%, excluding Expense PPP ▪ Effective tax rate of 18% to Management Management 20% ▪ Mortgage banking expected to ▪ Share repurchase program will remain solid due to elevated remain suspended until refinancing economic conditions improve and stabilize ▪ Anticipate lower service charges Fee and other fee-based revenue due Capital Businesses to our COVID-19 Relief Program Management ▪ Expect lower wealth management fees resulting from weak market conditions for assets under management 18

APPENDIX

LOAN STRATIFICATION OUTSTANDINGS AS OF MARCH 31, 2020

C&BL by Geography
$9.5 billion



Wisconsin 23%
Illinois 16%
Minnesota 6%
Other Midwest[2] 11%
Texas[3] 9%
Other 35%

Total Loans[1]



Illinois 26%
Minnesota 10%
Other Midwest[2] 13%
Texas 5%
Other 18%
Wisconsin 28%

CRE by Geography
$5.6 billion



Illinois 17%
Minnesota 10%
Other Midwest[2] 22%
Texas 7%
Other 17%
Wisconsin 27%

C&BL by Industry
$9.5 billion



Power & Utilities 17%
Real Estate 15%
Oil & Gas 6%
Finance & Insurance 15%
Manufacturing & Wholesale Trade 19%

Oil and Gas Lending[4]
$466 million



South TX & Eagle Ford 13%
E. TX, N. LA, AR 15%
Rockies 11%
Marcellus Utica Appalachia 11%
Mid-Continent (primarily OK & KS) 7%
Other (Onshore Lower 48) 8%
Gulf Shallow 5%
Bakken 4%
Permian 26%

CRE by Industry
$5.6 billion



1-4 Family Construction 5%
Hotel / Motel 4%
Other 7%
Multi-Family 32%
Retail 17%
Office / Mixed Use 21%
Industrial 15%

[1] Excludes $347 million Other consumer portfolio.
[2] Other Midwest includes Missouri, Indiana, Ohio, Michigan and Iowa.
[3] Principally reflects the oil and gas portfolio.
[4] Chart based on commitments of $714 million.

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RECONCILIATION AND DEFINITIONS OF NON-GAAP ITEMS ($ in millions, except per share data) 1Q 2020 Acquisition Related Costs 1Q 2020 per share data2 GAAP earnings $ 42 $ 0.27 Contract terminations and conversion costs 1 All other acquisition related costs 1 Total acquisition related costs $ 2 Less additional tax expense $ — Earnings, excluding acquisition related costs1 $ 43 $ 0.28 Tangible Common Equity and Tangible Assets Reconciliation3 1Q 2020 4Q 2019 Common equity $ 3,534 $ 3,665 Goodwill and other intangible assets, net (1,284) (1,265) Tangible common equity $ 2,250 $ 2,401 Total assets $ 33,908 $ 32,386 Goodwill and other intangible assets, net (1,284) (1,265) Tangible assets $ 32,624 $ 31,122 1This is a non-GAAP financial measure. Management believes these measures are meaningful because they reflect adjustments commonly made by management, investors, regulators, and analysts to evaluate the adequacy of earnings per common share and provide greater understanding of ongoing operations and enhanced comparability of results with prior periods. 2Diluted earnings and per share data presented after-tax. 3The ratio tangible common equity to tangible assets excludes goodwill and other intangible assets, net. This financial measure has been included as it is considered to be a critical metric with which to analyze and evaluate financial condition and capital strength. 21